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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 March 29, 2001
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                     VASCO DATA SECURITY INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                      000-24389                   36-4169320
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    (State of                     (Commission                 (IRS Employer
   Incorporation)                 File Number)             Identification No.)



                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
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             (Address of principal executive offices) (Zip Code)



                                 (630) 932-8844
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                         (Registrant's telephone number)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 29, 2001, VASCO Data Security, Inc. ("Subsidiary"), a wholly-owned subsidiary of VASCO Data Security International, Inc. ("VASCO"), acquired more than 90 percent of the outstanding capital stock of Identikey Limited ("Identikey"), pursuant to the terms of a Share Purchase Agreement (the "Purchase Agreement") between Subsidiary, VASCO, Identikey and certain shareholders of Identikey (the "Shareholders").

     Under the terms of the Purchase Agreement, which is filed herewith as
Exhibit 2.1 and is incorporated herein by reference, Subsidiary purchased 100,500,000 shares of Identikey's capital stock from the Shareholders in exchange for an aggregate of 366,913 shares of VASCO's common stock (the "Common Stock"). The Shareholders are also eligible to receive a contingent earn out payment in the form of Common Stock as specified in the Purchase Agreement.

     The transaction will be accounted for utilizing the purchase method and is intended to qualify, for federal income tax purposes, as a tax-free reorganization.

     VASCO issued a press release announcing the transaction on April 4, 2001, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) The financial statements of Identikey will be filed by amendment not later than 60 days from the date hereof.

     (b) The pro forma financial information of Identikey will be filed by amendment not later than 60 days from the date hereof.

     (c) Exhibits.

          2.1 Share Purchase Agreement dated March 29, 2001, by and among VASCO Data Security, Inc., VASCO Data Security International, Inc., Identikey Limited and certain shareholders of Identikey Limited.

          2.2 Press release of VASCO Data Security International, Inc. dated April 4, 2001.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 29, 2000                  VASCO Data Security International, Inc.


                                       /s/ Dennis D. Wilson
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                                       By:     Dennis D. Wilson
                                       Title:  Chief Financial Officer




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                                  EXHIBIT INDEX


     2.1 Share Purchase Agreement dated March 29, 2001, by and among VASCO Data Security, Inc., VASCO Data Security International, Inc., Identikey Limited and certain shareholders of Identikey Limited.

     99.1 Press release of VASCO Data Security International, Inc. dated April 4, 2001.